UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2008

NEW YORK COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590
 (Address of principal executive offices)

 (516) 683-4100
Registrant's telephone number, including area code:

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Event

In light of recent market developments, New York Community Bancorp, Inc. (the “Company”) today disclosed the limited extent of its exposure to Lehman Brothers Holdings, Inc. (“Lehman Bros.”), which filed a petition under Chapter 11 of the U.S. Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York on September 15, 2008.

The Company has no counter-party exposure to Lehman Bros. and its investment in that company consists solely of a senior note with a book value of $25.0 million, and two issues of perpetual preferred stock, acquired in the Company’s merger with Roslyn Bancorp, Inc., with a combined book value of $12.0 million, at June 30, 2008.  The estimated fair values of these securities have declined significantly since that date.

Based on recent market events, it is likely that the decrease in the fair market values of these securities will result in the Company recognizing a non-cash other-than-temporary impairment charge for the quarter ended September 30, 2008.  The non-cash after-tax charge is not expected to be material under accounting principles generally accepted in the United States of America, and is expected to have only a minimal impact on the Company’s earnings, tangible capital position, and regulatory capital. The precise amount of the charge will be determined at the close of the quarter.

The Company also disclosed today that it has no investments in, and therefore no exposure to, American International Group, Inc. and its subsidiaries or Washington Mutual, Inc. and its subsidiaries.

This document contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements made. The forward-looking statements may include statements regarding business strategies, intended results and future performance. Forward-looking statements are preceded by such terms as "expects," "believes," "anticipates," "intends," and similar expressions. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this document should be evaluated together with the uncertainties that affect the Company’s business, particularly those mentioned under the headings "Forward-looking Statements" and "Item 1A. Risk Factors" in the Company's Form 10-K for the year ended December 31, 2007, in it reports on Form 10-Q, and in its reports on Form 8-K, which the Company incorporates herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2008	NEW YORK COMMUNITY BANCORP, INC.

/s/ Thomas R. Cangemi
Thomas R. Cangemi
Senior Executive Vice President and Chief Financial Officer